Exhibit 99.2 2019 FIRST QUARTER EARNINGS May 2, 2019Exhibit 99.2 2019 FIRST QUARTER EARNINGS May 2, 2019

Forward Looking Statements This presentation contains statements regarding management’s expectations and objectives for future periods as well as forecasts and estimates regarding potential liability in connection with the 2018 Camp fire and 2017 Northern California wildfires, the proposed Wildfire Safety Plan, 2019 assumptions, 2019 IIC guidance, 2019-2023 capital expenditures, 2019-2023 weighted average ratebase, capital expenditures and ratebase assumptions, and general earnings sensitivities for 2019. It also includes assumptions regarding capital expenditures, authorized rate base, key factors affecting earnings from operations and pending items with potential earnings from operations impact. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and Pacific Gas and Electric Company (the “Utility”) are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to: • the risks and uncertainties associated with PG&E Corporation’s and the Utility’s Chapter 11 cases, including, but not limited to, the ability to develop, consummate, and implement a plan of reorganization with respect to PG&E Corporation and the Utility, the ability to develop and obtain applicable bankruptcy court, creditor or regulatory approvals, the effect of any alternative proposals, views or objections related to the plan of reorganization, potential complexities that may arise in connection with concurrent proceedings involving the bankruptcy court, the U.S. District Court, the CPUC, and the FERC, increased costs related to the Chapter 11 cases, the ability to obtain sufficient financing sources for ongoing and future operations, disruptions to PG&E Corporation’s and the Utility’s business and operations and the potential impact on regulatory compliance; • the impact of the 2018 Camp fire, 2017 Northern California wildfires, and 2015 Butte fire, including whether the Utility will be able to timely recover costs incurred in connection therewith in excess of the Utility's currently authorized revenue requirements; the timing and outcome of the remaining wildfire investigations and the extent to which the Utility will have liabilities associated with these fires; the timing and amount of insurance recoveries; and potential liabilities in connection with fines or penalties that could be imposed on the Utility if the CPUC or any other law enforcement agency were to bring an enforcement action and determined that the Utility failed to comply with applicable laws and regulations; • the timing and outcome of issuance of recovery bonds (securitization) of 2017 Northern California wildfires costs that the CPUC finds just and reasonable; • whether the Utility will be able to obtain full recovery of its significantly increased insurance premiums, and the timing of any such recovery; • whether the Utility can obtain wildfire insurance at a reasonable cost in the future, or at all, and whether insurance coverage is adequate for future losses or claims; • the timing and outcome of any CPUC decision related to the Utility’s March 30, 2018 submissions in connection with the impact of the Tax Cuts and Jobs Act of 2017 on the Utility’s rate cases, and its implementation plan; • the timing and outcomes of the 2019 GT&S rate case, 2020 GRC, FERC TO18, TO19, and TO20 rate cases, 2018 CEMA, WEMA, FHPMA, FRMMA, 2020 Cost of Capital proceeding, and other ratemaking and regulatory proceedings; • the timing and outcome of future regulatory and legislative developments in connection with the California Governor’s Strike Force Report and SB 901, including the customer harm threshold in connection with the 2017 Northern California wildfires, and future wildfire reforms or other reforms targeted at the Utility; • the possibility that PG&E Corporation and the Utility may not be able to obtain exit financing on favorable terms or at all; • the outcome of the Utility’s Wildfire Safety Plan to help reduce wildfire threats and improve safety as a result of climate-driven wildfires and extreme weather, including the Utility’s ability to comply with targets and metrics set forth in the 2019 Wildfire Safety Plan; the cost of the program; and the timing and outcome of any proceeding to recover such cost through rates; • the impact of wildfires or other weather-related conditions or events, climate change, acts of terrorism, war, vandalism (including cyber-attacks), downed power lines, and other events that can cause unplanned outages, reduce generating output, disrupt the Utility’s service to customers, or damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies, and the reparation and other costs that the Utility may incur in connection with such conditions or events; the impact of the adequacy of the Utility’s emergency preparedness; whether the Utility incurs liability to third parties for property damage or personal injury caused by such events; whether the Utility is subject to civil, criminal, or regulatory penalties in connection with such events; and whether the Utility’s insurance coverage is available for these types of claims and sufficient to cover the Utility’s liability; • the timing and outcomes of phase two of the ex parte order instituting investigation (OII), of the safety culture OII, and the locate and mark OII; • the Utility’s ability to efficiently manage capital expenditures and its operating and maintenance expenses within the authorized levels of spending and timely recover its costs through rates, and the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; • the outcome of the probation and the monitorship and other investigations that have been or may be commenced in the future, and the ultimate amount of fines, penalties, and remedial and other costs that the Utility may incur as a result; • the ability of PG&E Corporation and the Utility to continue as going concerns (as to which management and their auditors have expressed substantial doubt); and • the other factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2018, joint quarterly report on Form 10-Q for the quarter ended March 31, 2019 and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov. Unless otherwise indicated, the statements in this presentation are made as of May 2, 2019. PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation, including Appendices, and the accompanying press release were attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the SEC on May 2, 2019 and is also available on PG&E Corporation’s website at www.pgecorp.com. 2Forward Looking Statements This presentation contains statements regarding management’s expectations and objectives for future periods as well as forecasts and estimates regarding potential liability in connection with the 2018 Camp fire and 2017 Northern California wildfires, the proposed Wildfire Safety Plan, 2019 assumptions, 2019 IIC guidance, 2019-2023 capital expenditures, 2019-2023 weighted average ratebase, capital expenditures and ratebase assumptions, and general earnings sensitivities for 2019. It also includes assumptions regarding capital expenditures, authorized rate base, key factors affecting earnings from operations and pending items with potential earnings from operations impact. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and Pacific Gas and Electric Company (the “Utility”) are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to: • the risks and uncertainties associated with PG&E Corporation’s and the Utility’s Chapter 11 cases, including, but not limited to, the ability to develop, consummate, and implement a plan of reorganization with respect to PG&E Corporation and the Utility, the ability to develop and obtain applicable bankruptcy court, creditor or regulatory approvals, the effect of any alternative proposals, views or objections related to the plan of reorganization, potential complexities that may arise in connection with concurrent proceedings involving the bankruptcy court, the U.S. District Court, the CPUC, and the FERC, increased costs related to the Chapter 11 cases, the ability to obtain sufficient financing sources for ongoing and future operations, disruptions to PG&E Corporation’s and the Utility’s business and operations and the potential impact on regulatory compliance; • the impact of the 2018 Camp fire, 2017 Northern California wildfires, and 2015 Butte fire, including whether the Utility will be able to timely recover costs incurred in connection therewith in excess of the Utility's currently authorized revenue requirements; the timing and outcome of the remaining wildfire investigations and the extent to which the Utility will have liabilities associated with these fires; the timing and amount of insurance recoveries; and potential liabilities in connection with fines or penalties that could be imposed on the Utility if the CPUC or any other law enforcement agency were to bring an enforcement action and determined that the Utility failed to comply with applicable laws and regulations; • the timing and outcome of issuance of recovery bonds (securitization) of 2017 Northern California wildfires costs that the CPUC finds just and reasonable; • whether the Utility will be able to obtain full recovery of its significantly increased insurance premiums, and the timing of any such recovery; • whether the Utility can obtain wildfire insurance at a reasonable cost in the future, or at all, and whether insurance coverage is adequate for future losses or claims; • the timing and outcome of any CPUC decision related to the Utility’s March 30, 2018 submissions in connection with the impact of the Tax Cuts and Jobs Act of 2017 on the Utility’s rate cases, and its implementation plan; • the timing and outcomes of the 2019 GT&S rate case, 2020 GRC, FERC TO18, TO19, and TO20 rate cases, 2018 CEMA, WEMA, FHPMA, FRMMA, 2020 Cost of Capital proceeding, and other ratemaking and regulatory proceedings; • the timing and outcome of future regulatory and legislative developments in connection with the California Governor’s Strike Force Report and SB 901, including the customer harm threshold in connection with the 2017 Northern California wildfires, and future wildfire reforms or other reforms targeted at the Utility; • the possibility that PG&E Corporation and the Utility may not be able to obtain exit financing on favorable terms or at all; • the outcome of the Utility’s Wildfire Safety Plan to help reduce wildfire threats and improve safety as a result of climate-driven wildfires and extreme weather, including the Utility’s ability to comply with targets and metrics set forth in the 2019 Wildfire Safety Plan; the cost of the program; and the timing and outcome of any proceeding to recover such cost through rates; • the impact of wildfires or other weather-related conditions or events, climate change, acts of terrorism, war, vandalism (including cyber-attacks), downed power lines, and other events that can cause unplanned outages, reduce generating output, disrupt the Utility’s service to customers, or damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies, and the reparation and other costs that the Utility may incur in connection with such conditions or events; the impact of the adequacy of the Utility’s emergency preparedness; whether the Utility incurs liability to third parties for property damage or personal injury caused by such events; whether the Utility is subject to civil, criminal, or regulatory penalties in connection with such events; and whether the Utility’s insurance coverage is available for these types of claims and sufficient to cover the Utility’s liability; • the timing and outcomes of phase two of the ex parte order instituting investigation (OII), of the safety culture OII, and the locate and mark OII; • the Utility’s ability to efficiently manage capital expenditures and its operating and maintenance expenses within the authorized levels of spending and timely recover its costs through rates, and the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; • the outcome of the probation and the monitorship and other investigations that have been or may be commenced in the future, and the ultimate amount of fines, penalties, and remedial and other costs that the Utility may incur as a result; • the ability of PG&E Corporation and the Utility to continue as going concerns (as to which management and their auditors have expressed substantial doubt); and • the other factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2018, joint quarterly report on Form 10-Q for the quarter ended March 31, 2019 and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov. Unless otherwise indicated, the statements in this presentation are made as of May 2, 2019. PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation, including Appendices, and the accompanying press release were attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the SEC on May 2, 2019 and is also available on PG&E Corporation’s website at www.pgecorp.com. 2

Wildfire Safety Plan

~$8.2B planned through 2023 (1) (2) (4)



($B)
2.5
2.0
1.5
1.0
0.5
0.0
2019
2020
2021
2022
2023
CapEx
Opex

Key Plan Elements

Public Safety Power Shut-off

- Expanded Public Safety Power Shut-off program in 2019 to include up to **500 kV transmission lines**

Enhanced Inspection Program

- **Enhanced asset inspections** in HFTD[3] by May 31, 2019[5]:
  - ~685,000 distribution poles
  - ~50,000 transmission poles and towers
  - 2019 forecasted spend increased by ~$375 million in Q1 2019

Increased Situational Awareness

- **24/7 Wildfire Operations Center** during peak fire season
- **~600 HD cameras** providing coverage for >90% of HFTD[3] by 2022

System Hardening

- **~7,000 miles of system hardening** in highest wildfire threat areas over next 10 years
- **2,800 miles** of tree wire in HFTD[3] by 2023

Vegetation Management

- Enhanced vegetation management across **25,000 miles** of PG&E service territory over next 8 years
- **>2 million trees** to be trimmed or removed by 2023
- Targeted tree species removal

Expanded PSPS for short-term mitigation, combined with targeted system enhancements for long-term wildfire risk mitigation

(1) Wildfire Safety Plan spend pending CPUC and FERC approval. 2019 spend reflects mid-point of proposed range of costs as outlined in the February 6, 2019 Wildfire Mitigation Plan with the exception of the Enhanced Inspection and Public Safety Power Shut-off programs, which have updated mid-point forecasts of ~$750 million (OpEx) and ~$70 million (CapEx), respectively. 2019 Enhanced Inspection Program OpEx increased from a range of ~$300-$450 million to $600-$900 million due to higher than anticipated system repairs following the enhanced inspections.
(2) Excludes forecasted base vegetation management and drought-related expense spend of ~$300 to $400 million annually.
(3) Defined as Tier 2 and 3 high fire-threat districts.
(4) 2020-2022 forecasted costs reflect amounts requested in the 2020 General Rate Case, with escalation applied to 2023. PG&E continues to evaluate the proposed wildfire mitigation plans and actual spend may vary from these forecasted amounts.
(5) Inspections expected to be completed by May 31, 2019 or, as noted in the April 25, 2019 amendment to the Wildfire Mitigation plan, as soon thereafter as is feasible in light of weather conditions and other external factors.

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

3

Q1 2019 Earnings Results Earnings EPS ($ in millions, except per share amounts)  Earnings on a GAAP basis $ 136 $ 0.25 Items Impacting Comparability Electric asset inspection costs 151 0 .29 2018 Camp fire-related costs 138 0.26 Chapter 11-related costs 97 0.18 2017 Northern California wildfire-related costs 25 0.05   Non-GAAP Earnings from Operations $ 546 $ 1 .04 Items Impacting Comparability ($ in millions, pre-tax) Electric asset inspection costs $ 210 2018 Camp fire-related costs 192 Chapter 11-related costs 127 2017 Northern California wildfire-related costs 34 Note: Amounts may not sum due to rounding. Non-GAAP Earnings from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Appendix 1, Exhibit A for a reconciliation 4 of Earnings per Share (“EPS”) on a GAAP basis to Non-GAAP Earnings per Share from Operations and Exhibit G for the use of non-GAAP financial measures. Q1 2019 Earnings Results Earnings EPS ($ in millions, except per share amounts) Earnings on a GAAP basis $ 136 $ 0.25 Items Impacting Comparability Electric asset inspection costs 151 0 .29 2018 Camp fire-related costs 138 0.26 Chapter 11-related costs 97 0.18 2017 Northern California wildfire-related costs 25 0.05 Non-GAAP Earnings from Operations $ 546 $ 1 .04 Items Impacting Comparability ($ in millions, pre-tax) Electric asset inspection costs $ 210 2018 Camp fire-related costs 192 Chapter 11-related costs 127 2017 Northern California wildfire-related costs 34 Note: Amounts may not sum due to rounding. Non-GAAP Earnings from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Appendix 1, Exhibit A for a reconciliation 4 of Earnings per Share (“EPS”) on a GAAP basis to Non-GAAP Earnings per Share from Operations and Exhibit G for the use of non-GAAP financial measures.

Q1 2019: Quarter over Quarter Comparison


Non-GAAP Earnings per Share from Operations
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.91
$0.06
$0.04
$0.04
$0.01
($0.02)
$1.04
Q1 2018 EPS from Operations
Growth in Rate Base Earnings
Liability Insurance Premiums
Timing of Taxes
Miscellaneous
Increase in Shares Outstanding
Q1 2019 EPS from Operations

Non-GAAP Earnings from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Appendix 1, Exhibit A for a reconciliation of Earnings per Share ("EPS") on a GAAP basis to Non-GAAP Earnings per Share from Operations and Exhibit G for the use of non-GAAP financial measures.

5

2019 Assumptions

Capital Expenditures
($ millions)

	2019
General Rate Case	4,500
Gas Transmission and Storage	800
Transmission Owner 19	1,800
Total Cap Ex	**$7.1 billion**

Authorized Ratebase* (weighted average)
($ billions)

Equity Ratio: *52%*[(1)] ***Return on Equity:*** *10.25%*

	2019
General Rate Case	27.6
Gas Transmission and Storage	4.8
Transmission Owner	8.1
Total Ratebase	**$40.5 billion**

*Base earnings plan assumes CPUC-authorized return on equity across enterprise

Key Factors Affecting Earnings from Operations

- \- Higher financing costs
- \- Incremental wildfire risk mitigation costs
- \- Insurance premiums, net of regulatory cost recovery
- \+ Incentive revenues, efficiencies and other benefits

Expected earnings below authorized: ~$100M to ~$200M (after-tax)

Pending Items with Potential Earnings from Operations Impact

- 2019 Gas Transmission & Storage rate case
- Transmission Owner 18, 19, and 20 rate cases
- Transmission Owner 20 return on equity
- Gas Transmission & Storage cap ex subject to audit ($400 million rate base from 2011-2014)

Note 1: Due to the net charges recorded in connection with the 2018 Camp fire and 2017 Northern California wildfires as of December 31, 2018, the Utility submitted to the CPUC an application for a waiver of the capital structure condition on February 28, 2019. The waiver is subject to CPUC approval.

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

6

2019 Items Impacting Comparability Guidance

($ millions, pre-tax)	
2018 Camp fire-related costs (1)	340 - 420
2017 Northern California wildfire-related costs (2)	50 - 90
Electric asset inspection costs (3)	600 - 900
Chapter 11-related costs (4)	~360 - ~430
Estimated 2019 Items Impacting Comparability Guidance Total	**~ $1,350 - ~1,840**

(1) 2018 Camp fire-related costs reflect estimated Utility clean-up and repair, legal, and other costs associated with the 2018 Camp fire.

(2) 2017 Northern California wildfire-related costs reflect estimated legal and other costs associated with the 2017 Northern California wildfires.

(3) Electric asset inspection costs represent estimated incremental costs to complete enhanced and accelerated inspections and repairs of transmission and distribution assets.

(4) Chapter 11-related costs include estimated external legal, financing and other fees, net of interest income, directly associated with PG&E Corporation and the Utility's Chapter 11 cases.

Changes from prior quarter noted in blue

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. See Appendix 1, Exhibit E for PG&E Corporation's 2019 Items Impacting Comparability Guidance and Exhibit G for Use of Non-GAAP Financial Measures.

7

Cap Ex Forecast


Capital Expenditures 2018-2023
$6.6B
$7.1B
~$5.7B
~$1.0B
~$0.1B
~$0.2B
~$7B
CWSP (2) $~700M
Other GRC $~300M
2018 Recorded
2019
Currently Authorized CapEx
Incremental GRC Request
Incremental GT&S Request
Incremental TO Request
Authorized Plus Requested CapEx
Range of ~$5.7B to ~$7B annually from 2020-2023
General Rate Case (1)
Gas Transmission & Storage
Electric Transmission Owner
CWSP
Range

(1) General Rate Case spend includes transportation electrification.
(2) Community Wildfire Safety Program (CWSP) proposed spend.

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

8

Expected Ratebase Growth



2018-2023 Weighted Average Ratebase (1) (4)
~7 – 8.5% CAGR
$36.8B
~$40.5B
~$44.5-45.5B
~$47.0-49.0B
~$49.5-52.5B
~$52.0-56.0B
2018
2019
2020(3)
2021
2022
2023
General Rate Case (2)
Gas Transmission & Storage
Electric Transmission Owner
Range

(1) Weighted average ratebase reflects the estimated impacts from the Tax Cuts and Jobs Act.
(2) General Rate Case spend includes transportation electrification.
(3) Includes $400M for 2011-2014 spend subject to audit added in 2020.
(4) Includes ~$600M related to enhanced inspections as well as restoration work. Amounts have not been authorized by the CPUC or FERC and PG&E is not currently earning a return on these amounts.

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

9

Cap Ex and Ratebase Assumptions

Base Case Assumptions



2020
2021
2022
2023
General Rate Case
L
2017 GRC Decision
H
2020 GRC Filing (including CWSP) (1)
Gas Transmission & Storage
L
2015 GT&S Phase 2 Decision
H
2019 GT&S Filing
Transmission Owner
L
TO17 Settlement
H
TO20 Filing
Light-Duty EV Infrastructure
L&H
EV Phase 1
EV Phase 2
SB350
L&H
SB350
Approved
Pending and future filings

Potential Future Updates

- 2020 and 2023 GRC rate cases
- 2019 and 2022 Gas Transmission & Storage rate cases
- 2018, 2019, 2020 and future Transmission Owner rate cases
- Wildfire mitigation investments
- Future transportation electrification
- Future storage opportunities

(1) Represents Community Wildfire Safety Program (CWSP) system hardening at proposed spending levels.

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

10

AppendixAppendix

Table of Contents Appendix 1 – Supplemental Earnings Materials Slides 13-27 Appendix 2 – Overview of Regulatory Cases Slides 28-31 12Table of Contents Appendix 1 – Supplemental Earnings Materials Slides 13-27 Appendix 2 – Overview of Regulatory Cases Slides 28-31 12

Appendix 1 – Supplemental Earnings Materials Exhibit A: Reconciliation of PG&E Corporation’s Consolidated Income Available for Slides 14-15 Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”) to Non-GAAP Earnings from Operations Exhibit B: Key Drivers of PG&E Corporation’s Non-GAAP Earnings per Common Share Slide 16 (“EPS”) from Operations Exhibit C: Operational Performance Metrics Slides 17-18 Exhibit D: Sales and Sources Summary Slide 19 Exhibit E: PG&E Corporation’s 2019 Items Impacting Comparability Guidance Slides 20-21 Exhibit F: 2019 General Earnings Sensitivities Slide 22 Exhibit G: Use of Non-GAAP Financial Measures Slide 23 Exhibit H: GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA Reconciliation Slide 24 Exhibit I: Expected Timelines of Selected Regulatory Cases Slides 25-27 13Appendix 1 – Supplemental Earnings Materials Exhibit A: Reconciliation of PG&E Corporation’s Consolidated Income Available for Slides 14-15 Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”) to Non-GAAP Earnings from Operations Exhibit B: Key Drivers of PG&E Corporation’s Non-GAAP Earnings per Common Share Slide 16 (“EPS”) from Operations Exhibit C: Operational Performance Metrics Slides 17-18 Exhibit D: Sales and Sources Summary Slide 19 Exhibit E: PG&E Corporation’s 2019 Items Impacting Comparability Guidance Slides 20-21 Exhibit F: 2019 General Earnings Sensitivities Slide 22 Exhibit G: Use of Non-GAAP Financial Measures Slide 23 Exhibit H: GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA Reconciliation Slide 24 Exhibit I: Expected Timelines of Selected Regulatory Cases Slides 25-27 13

Exhibit A: Reconciliation of PG&E Corporation's Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles ("GAAP") to Non-GAAP Earnings from Operations

First Quarter, 2019 vs. 2018
(in millions, except per share amounts)

	Three Months Ended March 31,			
	Earnings		Earnings per Common Share (Diluted)	
(in millions, except per share amounts)	2019	2018	2019	2018
PG&E Corporation's Earnings on a GAAP basis	**$ 136**	**$ 442**	**$ 0.25**	**$ 0.86**
Items Impacting Comparability: [1]				
Electric asset inspection costs [2]	151	—	0.29	—
2018 Camp fire-related costs [3]	138	—	0.26	—
Chapter 11-related costs [4]	97	—	0.18	—
2017 Northern California wildfire-related costs [5]	25	15	0.05	0.03
Pipeline-related expenses [6]	—	7	—	0.01
2015 Butte fire-related costs, net of insurance [7]	—	4	—	0.01
PG&E Corporation's Non-GAAP Earnings from Operations [8]	**$ 546**	**$ 468**	**$ 1.04**	**$ 0.91**

All amounts presented in the table above are tax adjusted at PG&E Corporation's statutory tax rate of 27.98% for 2018 and 2019, except for certain Chapter 11-related costs, which are not tax deductible. Amounts may not sum due to rounding.

(1) "Items impacting comparability" represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods, consisting of the items listed in the table above. See Exhibit G: Use of Non-GAAP Financial Measures.

(2) The Utility incurred costs of $210 million (before the tax impact of $59 million) during the three months ended March 31, 2019 for incremental operating expenses related to enhanced and accelerated inspections and repairs of electric transmission and distribution assets.

(3) The Utility incurred costs of $192 million (before the tax impact of $54 million) during the three months ended March 31, 2019 associated with the 2018 Camp fire. This includes $179 million (before the tax impact of $50 million) during the three months ended March 31, 2019 for clean-up and repair costs. The Utility also incurred costs of $13 million (before the tax impact of $4 million) for legal and other costs.

(in millions, pre-tax)	Three Months Ended March 31, 2019
Utility clean-up and repair costs	$ 179
Legal and other costs	13
2018 Camp fire-related costs	**$ 192**

(4) The Utility incurred costs of $127 million (before the tax impact of $30 million) during the three months ended March 31, 2019 directly associated with the Corporation's and the Utility's Chapter 11 Cases. This includes $114 million (before the tax impact of $32 million) during the three months ended March 31, 2019 for debtor-in-possession (DIP) financing costs. The Utility also incurred legal and other costs of $24 million (before the tax impact of $1 million[1]) during the three months ended March 31, 2019. These costs were partially offset by $11 million (before the tax impact of $3 million) recorded during the three months ended March 31, 2019 for interest income.

(1) $18 million of legal and other costs are not tax deductible

14

Exhibit A: Reconciliation of PG&E Corporation’s Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”) to Non-GAAP Earnings from Operations Three Months Ended (in millions, pre-tax) March 31, 2019 DIP financing costs $ 114 Legal and other costs 24 Interest income (11) Chapter 11-related costs $ 127 (5) The Utility incurred legal and other costs of $34 million (before the tax impact of $9 million) and $21 million (before the tax impact of $6 million) during the three months ended March 31, 2019 and 2018, respectively, associated with the 2017 Northern California wildfires. (6) The Utility incurred costs of $10 million (before the tax impact of $3 million) during the three months ended March 31, 2018 for pipeline-related expenses incurred in connection with the multi-year effort to identify and remove encroachments from transmission pipeline rights-of-way. (7) The Utility incurred costs, net of insurance, of $5 million (before the tax impact of $1 million) during the three months ended March 31, 2018 associated with the 2015 Butte fire. This includes $12 million (before the tax impact of $3 million) during the three months ended March 31, 2018 for legal costs. These costs were partially offset by $7 million (before the tax impact of $2 million) recorded during the three months ended March 31, 2018 for contractor insurance recoveries. Three Months Ended (in millions, pre-tax) March 31, 2018 Legal costs $ 12 Insurance recoveries (7) 2015 Butte fire-related costs, net of insurance $ 5 (8) “Non-GAAP earnings from operations” is a non-GAAP financial measure. See Exhibit G: Use of Non-GAAP Financial Measures. 15Exhibit A: Reconciliation of PG&E Corporation’s Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”) to Non-GAAP Earnings from Operations Three Months Ended (in millions, pre-tax) March 31, 2019 DIP financing costs $ 114 Legal and other costs 24 Interest income (11) Chapter 11-related costs $ 127 (5) The Utility incurred legal and other costs of $34 million (before the tax impact of $9 million) and $21 million (before the tax impact of $6 million) during the three months ended March 31, 2019 and 2018, respectively, associated with the 2017 Northern California wildfires. (6) The Utility incurred costs of $10 million (before the tax impact of $3 million) during the three months ended March 31, 2018 for pipeline-related expenses incurred in connection with the multi-year effort to identify and remove encroachments from transmission pipeline rights-of-way. (7) The Utility incurred costs, net of insurance, of $5 million (before the tax impact of $1 million) during the three months ended March 31, 2018 associated with the 2015 Butte fire. This includes $12 million (before the tax impact of $3 million) during the three months ended March 31, 2018 for legal costs. These costs were partially offset by $7 million (before the tax impact of $2 million) recorded during the three months ended March 31, 2018 for contractor insurance recoveries. Three Months Ended (in millions, pre-tax) March 31, 2018 Legal costs $ 12 Insurance recoveries (7) 2015 Butte fire-related costs, net of insurance $ 5 (8) “Non-GAAP earnings from operations” is a non-GAAP financial measure. See Exhibit G: Use of Non-GAAP Financial Measures. 15

Exhibit B: Key Drivers of PG&E Corporation’s Non-GAAP Earnings per Common Share (“EPS”) from Operations First Quarter, 2019 vs. 2018 (in millions, except per share amounts) First Quarter 2019 vs. 2018 Earnings per Common Share Earnings (Diluted) (1) 2018 Non-GAAP Earnings from Operations $ 468 $ 0.91 Growth in rate base earnings 32 0.06 (2) Liability insurance premiums 21 0.04 (3) Timing of taxes 21 0.04 Miscellaneous 4 0.01 Increase in shares outstanding — (0.02) (1) 2019 Non-GAAP Earnings from Operations $ 546 $ 1.04 All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98% for 2018 and 2019. Amounts may not sum due to rounding. (1) See Exhibit A for reconciliations of (i) earnings on a GAAP basis to non-GAAP earnings from operations and (ii) EPS on a GAAP basis to non-GAAP EPS from operations. (2) Represents the insurance premium costs incurred in the first quarter of 2019, above amounts included in authorized revenue requirements that are probable of recovery, with no similar impact in the first quarter of 2018. The California Public Utilities Commission issued its final decision authorizing a Wildfire Expense Memorandum Account in June 2018. Also represents lower insurance premium costs in 2019 due to the accelerated amortization of a portion of the Utility’s liability insurance premiums during the fourth quarter of 2018 as a result of the 2018 Camp fire. (3) Represents the timing of taxes reportable in quarterly statements in accordance with Accounting Standards Codification 740, Income Taxes, and results from variances in the percentage of quarterly earnings to annual earnings. 16Exhibit B: Key Drivers of PG&E Corporation’s Non-GAAP Earnings per Common Share (“EPS”) from Operations First Quarter, 2019 vs. 2018 (in millions, except per share amounts) First Quarter 2019 vs. 2018 Earnings per Common Share Earnings (Diluted) (1) 2018 Non-GAAP Earnings from Operations $ 468 $ 0.91 Growth in rate base earnings 32 0.06 (2) Liability insurance premiums 21 0.04 (3) Timing of taxes 21 0.04 Miscellaneous 4 0.01 Increase in shares outstanding — (0.02) (1) 2019 Non-GAAP Earnings from Operations $ 546 $ 1.04 All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98% for 2018 and 2019. Amounts may not sum due to rounding. (1) See Exhibit A for reconciliations of (i) earnings on a GAAP basis to non-GAAP earnings from operations and (ii) EPS on a GAAP basis to non-GAAP EPS from operations. (2) Represents the insurance premium costs incurred in the first quarter of 2019, above amounts included in authorized revenue requirements that are probable of recovery, with no similar impact in the first quarter of 2018. The California Public Utilities Commission issued its final decision authorizing a Wildfire Expense Memorandum Account in June 2018. Also represents lower insurance premium costs in 2019 due to the accelerated amortization of a portion of the Utility’s liability insurance premiums during the fourth quarter of 2018 as a result of the 2018 Camp fire. (3) Represents the timing of taxes reportable in quarterly statements in accordance with Accounting Standards Codification 740, Income Taxes, and results from variances in the percentage of quarterly earnings to annual earnings. 16

Exhibit C: Operational Performance Metrics

2019 Performance Results	Q1 Actual	2019 Target	Meets YTD Target [(1)]
Safety			
Nuclear Operations Safety Diablo Canyon Power Plant (DCPP) Reliability and Safety	99.9	93.7	✓
Electric Operations Safety Public Safety Index	0.5	1.0	
Gas and Electric Operations Safety Asset Records Duration Index	1.0	1.0	✓
Gas Operations Safety Gas First-Time In-Line Inspection	23.0	183.0	✓
Employee Safety Serious Injuries and Fatalities Corrective Actions Index	1.2	1.0	✓
Customer			
Escalated Customer Complaints	10.6	12.2	✓
Financial			
Non-GAAP Earnings from Operations [1]	$546	See note (2)	See note (2)

See following page for definitions of the operational performance metrics. The operational performance goals set under the PG&E Corporation 2019 Short-Term Incentive Plan ("STIP") are based on the same operational metrics and targets, except as noted in Footnote 1 below.

(1) For STIP purposes, non-GAAP earnings from operations may be further adjusted in a manner consistent with the methodology used to establish the applicable STIP target.
(2) The 2019 target for non-GAAP earnings from operations is not publicly reported.

17

Definitions of 2018 Operational Performance Metrics from Exhibit C Safety Public and employee safety are measured in four areas: Nuclear Operations Safety, Electric Operations Safety, Gas Operations Safety, and Employee Safety. The safety of the Utility’s nuclear power operations, DCPP Unit 1 and Unit 2, is based on 11 performance indicators for nuclear power generation, including unit capability, on-line reliability, safety system unavailability, radiation exposure, and safety accident rate, as reported to the Institute of Nuclear Power Operations. The safety of the Utility’s electric and gas operations is represented by: • Public Safety Index - Measure consisting of a weighted index of two electric programs that evaluate the effectiveness of compliance activities in the Fire Index Areas: (1) Enhanced Vegetation Management (50%) and (2) System Hardening (50%). • Gas and Electric Asset Records Duration Index (equally weighed) - Measure consisting of two indices tracking the average number of days to complete the as- built process in the system of record for electric and gas capital and expense jobs from the time construction is completed in the field or released to operations. The Gas Operations Index consists of three weighted sub-metrics: (1) Transmission (60%), (2) Station (10%), and (3) Distribution (30%). The Electric Operations Index consists of three weighted sub-metrics: (1) Transmission Line (25%), (2) Substation (25%), and (3) Distribution (50%). • Gas First-Time In-Line Inspections - Measures the Utility’s successful completion of first-time in-line inspections of newly-constructed natural gas transmission lines. The safety of the Utility’s employees is represented by: • Serious Injuries and Fatalities (SIF) Corrective Action Index - Index measuring (1) percentage of SIF corrective actions completed on time, and (2) quality of corrective actions as measured against an externally derived framework. Customer Customer satisfaction is measured by: • Escalated Customer Complaints Score - Measures the number of customer complaints escalated to the California Public Utilities Commission, per 100,000 adjusted customers. Financial “Non-GAAP earnings from operations” (shown in millions of dollars) is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods, consisting of items listed in Exhibit A. 18Definitions of 2018 Operational Performance Metrics from Exhibit C Safety Public and employee safety are measured in four areas: Nuclear Operations Safety, Electric Operations Safety, Gas Operations Safety, and Employee Safety. The safety of the Utility’s nuclear power operations, DCPP Unit 1 and Unit 2, is based on 11 performance indicators for nuclear power generation, including unit capability, on-line reliability, safety system unavailability, radiation exposure, and safety accident rate, as reported to the Institute of Nuclear Power Operations. The safety of the Utility’s electric and gas operations is represented by: • Public Safety Index - Measure consisting of a weighted index of two electric programs that evaluate the effectiveness of compliance activities in the Fire Index Areas: (1) Enhanced Vegetation Management (50%) and (2) System Hardening (50%). • Gas and Electric Asset Records Duration Index (equally weighed) - Measure consisting of two indices tracking the average number of days to complete the as- built process in the system of record for electric and gas capital and expense jobs from the time construction is completed in the field or released to operations. The Gas Operations Index consists of three weighted sub-metrics: (1) Transmission (60%), (2) Station (10%), and (3) Distribution (30%). The Electric Operations Index consists of three weighted sub-metrics: (1) Transmission Line (25%), (2) Substation (25%), and (3) Distribution (50%). • Gas First-Time In-Line Inspections - Measures the Utility’s successful completion of first-time in-line inspections of newly-constructed natural gas transmission lines. The safety of the Utility’s employees is represented by: • Serious Injuries and Fatalities (SIF) Corrective Action Index - Index measuring (1) percentage of SIF corrective actions completed on time, and (2) quality of corrective actions as measured against an externally derived framework. Customer Customer satisfaction is measured by: • Escalated Customer Complaints Score - Measures the number of customer complaints escalated to the California Public Utilities Commission, per 100,000 adjusted customers. Financial “Non-GAAP earnings from operations” (shown in millions of dollars) is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods, consisting of items listed in Exhibit A. 18

Exhibit D: Pacific Gas and Electric Company Sales and Sources Summary

First Quarter, 2019 vs. 2018

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Sales from Energy Deliveries (in millions kWh)	18,435	18,820
Total Electric Customers at March 31	5,421,936	5,409,768
Total Gas Sales (in Bcf)	260	232
Total Gas Customers at March 31	4,507,880	4,486,834
Sources of Electric Energy (in millions kWh):		
Total Utility Generation	8,660	7,323
Total Purchased Power	1,443	6,110
Total Electric Energy Delivered (1)	18,435	18,820
Diablo Canyon Performance:		
Overall Capacity Factor (including refuelings)	76%	76%
Refueling Outage Period	2/10/19/ - 3/18/19	2/11/18 - 3/22/18
Refueling Outage Duration during the Period (days)	36	39

(1) Includes other sources of electric energy totaling 8,332 million kWh and 5,387 million kWh for the three months ended March 31, 2019 and 2018, respectively.

Please see the 2018 Annual Report on Form 10-K for additional information about operating statistics.

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Exhibit E: PG&E Corporation's 2019 Items Impacting Comparability ("IIC") Guidance

2019 IIC Guidance (in millions, after-tax)	Low	High
Estimated Items Impacting Comparability: [1]		
2018 Camp fire-related costs [2]	$ 302	$ 245
2017 Northern California wildfire-related costs [3]	65	36
Electric asset inspection costs [4]	648	432
Chapter 11-related costs [5]	~338	~287
Estimated IIC Guidance	$ ~1,353	$ ~1,000

All amounts presented in the table above are tax adjusted at PG&E Corporation's statutory tax rate of 27.98% for 2019, except for certain Chapter 11-related costs.

(1) "Items impacting comparability" represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. See Exhibit G: Use of Non-GAAP Financial Measures.

(2) "2018 Camp fire-related costs" refers to estimated Utility clean-up and repair and legal and other costs associated with the 2018 Camp fire. The total offsetting tax impact for the low and high IIC guidance range is $118 million and $95 million, respectively.

	2019	
(in millions, pre-tax)	Low IIC guidance range	High IIC guidance range
Utility clean-up and repair cost	$ 350	$ 300
Legal and other costs	70	40
2018 Camp fire-related costs	$ 420	$ 340

(3) "2017 Northern California wildfire-related costs" refers to estimated legal and other costs associated with the 2017 Northern California wildfires. The total offsetting tax impact for the low and high IIC guidance range is $25 million and $14 million, respectively.

	2019	
(in millions, pre-tax)	Low IIC guidance range	High IIC guidance range
2017 Northern California wildfire-related costs	$ 90	$ 50

(4) "Electric asset inspection costs" represents incremental operating expense related to enhanced and accelerated inspections and repairs of electric transmission and distribution assets. The total offsetting tax impact for the low and high IIC guidance range is $252 and $168 million, respectively.

	2019	
(in millions, pre-tax)	Low IIC guidance range	High IIC guidance range
Electric asset inspection costs	$ 900	$ 600

Actual financial results for 2019 may differ materially from the guidance provided. For a discussion of the factors that may affect future results, see the Forward-Looking Statements.

20

Exhibit E: PG&E Corporation's 2019 Items Impacting Comparability ("IIC") Guidance

(5) "Chapter 11-related costs" consists of external legal, financing, and other fees, net of interest income, directly associated with PG&E Corporation's and the Utility's Chapter 11 Cases, of which ~$100 million of legal and other costs are not tax deductible. The total offsetting tax impact for the low and high IIC guidance range is $92 million and $73 million, respectively.

(in millions, pre-tax)	2019 Low IIC guidance range	2019 High IIC guidance range
Legal and other costs	$ 340	$ 280
DIP financing costs	~120	~120
Interest income	(30)	(40)
Chapter 11-related costs	$ ~430	$ ~360

Actual financial results for 2019 may differ materially from the guidance provided. For a discussion of the factors that may affect future results, see the Forward-Looking Statements.

21

Exhibit F: General Earnings Sensitivities for 2019 PG&E Corporation and Pacific Gas and Electric Company Estimated 2019 Earnings Variable Description of Change Impact Rate base +/- $100 million change in allowed rate base +/- $5 million Return on equity (ROE) +/- 0.1% change in allowed ROE +/- $21million Share count +/- 1% change in average shares +/- $0.04 per share +/- $7 million change in at-risk revenue (pre-tax), including Revenues +/- $0.01 per share Electric Transmission and Gas Transmission and Storage These general earnings sensitivities with respect to factors that may affect 2019 earnings are forward-looking statements that are based on various assumptions. Actual results may differ materially. For a discussion of the factors that may affect future results, see the Forward-Looking Statements. 22Exhibit F: General Earnings Sensitivities for 2019 PG&E Corporation and Pacific Gas and Electric Company Estimated 2019 Earnings Variable Description of Change Impact Rate base +/- $100 million change in allowed rate base +/- $5 million Return on equity (ROE) +/- 0.1% change in allowed ROE +/- $21million Share count +/- 1% change in average shares +/- $0.04 per share +/- $7 million change in at-risk revenue (pre-tax), including Revenues +/- $0.01 per share Electric Transmission and Gas Transmission and Storage These general earnings sensitivities with respect to factors that may affect 2019 earnings are forward-looking statements that are based on various assumptions. Actual results may differ materially. For a discussion of the factors that may affect future results, see the Forward-Looking Statements. 22

Exhibit G: Use of Non-GAAP Financial Measures PG&E Corporation and Pacific Gas and Electric Company: Use of Non-GAAP Financial Measures PG&E Corporation discloses historical financial results and provides guidance based on “non-GAAP earnings from operations” and “non- GAAP EPS from operations” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items impacting comparability. “Non-GAAP earnings from operations” is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods, consisting of the items listed in Exhibit A. “Non-GAAP EPS from operations” also referred to as “non-GAAP earnings per share from operations” is a non-GAAP financial measure and is calculated as non-GAAP earnings from operations divided by common shares outstanding (diluted). PG&E Corporation uses non-GAAP earnings from operations and non-GAAP EPS from operations to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation believes that non-GAAP earnings from operations and non-GAAP EPS from operations provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance. Non-GAAP earnings from operations and non-GAAP EPS from operations are not substitutes or alternatives for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies. 23Exhibit G: Use of Non-GAAP Financial Measures PG&E Corporation and Pacific Gas and Electric Company: Use of Non-GAAP Financial Measures PG&E Corporation discloses historical financial results and provides guidance based on “non-GAAP earnings from operations” and “non- GAAP EPS from operations” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items impacting comparability. “Non-GAAP earnings from operations” is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods, consisting of the items listed in Exhibit A. “Non-GAAP EPS from operations” also referred to as “non-GAAP earnings per share from operations” is a non-GAAP financial measure and is calculated as non-GAAP earnings from operations divided by common shares outstanding (diluted). PG&E Corporation uses non-GAAP earnings from operations and non-GAAP EPS from operations to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation believes that non-GAAP earnings from operations and non-GAAP EPS from operations provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance. Non-GAAP earnings from operations and non-GAAP EPS from operations are not substitutes or alternatives for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies. 23

Exhibit H: GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA Reconciliation
PG&E Corporation and Pacific Gas and Electric Company

First Quarter, 2019 vs. 2018

	Three Months Ended March 31,	
(in millions)	**2019**	**2018**
PG&E Corporation's Net Income on a GAAP basis	**$ 136**	**$ 445**
Income tax provision (benefit)	(84)	51
Other income, net	(71)	(108)
Interest expense	103	220
Interest income	(22)	(9)
Operating income	**$ 189**	**$ 599**
Depreciation, amortization, and decommissioning	797	752
Electric asset inspection costs	210	—
2018 Camp fire-related costs	192	—
Chapter 11-related costs	127	—
2017 Northern California wildfire-related costs	34	21
2015 Butte fire-related costs	—	6
PG&E Corporation's Non-GAAP Adjusted EBITDA	**$ 1,549**	**$ 1,377**

PG&E Corporation discloses "Adjusted EBITDA," which is a non-GAAP financial measure, in order to provide a measure that investors may find useful for evaluating PG&E Corporation's performance during the pendency of the Chapter 11 Cases. PG&E Corporation's management generally does not use Adjusted EBITDA in managing its business. Adjusted EBITDA is calculated as PG&E Corporation's net income plus income tax provision (or less income tax benefit); less other income, net; plus interest expense; less interest income; plus depreciation, amortization, and decommissioning; plus electric asset inspection, Chapter 11-, 2018 Camp fire-, 2017 Northern California wildfire-, and 2015 Butte fire-related costs. Adjusted EBITDA is not a substitute or alternative for GAAP measures, such as net income, and may not be comparable to similarly titled measures used by other companies. See above for a reconciliation of GAAP net income to non-GAAP Adjusted EBITDA.

24

Exhibit I: Pacific Gas and Electric Company
Expected Timelines of Selected Regulatory Cases

Regulatory Case	Docket #	Key Dates
2019 Gas Transmission and Storage Rate Case	A.17-11-009	Nov 17, 2017 – Application filed Jan 4, 2018 – Prehearing Conference (PHC) Mar 30, 2018 – Update testimony filed to reflect 2017 Tax Act reductions in forecasted revenue requirement April 24, 2018 – CPUC to issue ruling on proceeding scope and schedule Jun 29, 2018 – PAO testimony Jul 20, 2018 – Intervenor testimony Jun-Jul 2018 – Public participation hearings Jun-Aug 2018 – Settlement discussions Aug 20, 2018 – Concurrent rebuttal testimony Sep 17-Oct 12, 2018 – Evidentiary hearings Nov 14, 2018 – Opening Briefs Dec 14, 2018 – Reply Briefs Q2 2019 – Proposed Decision per Scoping Memo
2020 General Rate Case (Phase I)	A.18-11-009	Dec 13, 2018 – Application filed Mar 8, 2019 – Scoping Memo Mar 25, 2019 – PG&E's Revised Testimony on Real Estate served Jun 28, 2019 – PAO testimony Jul 26, 2019 – Intervenor testimony Jul-Aug 2019 – Public participation hearings Sep 23 -Oct 18, 2019 – Evidentiary hearings Nov 1, 2019 – Comparison exhibit and update testimony (if necessary) Nov 6, 2019 – Evidentiary hearing on update testimony (if necessary) Nov 15, 2019 – Opening Briefs Dec 6, 2019 – Reply Briefs Q1 2020 – Proposed Decision per Scoping Memo
Cost of Capital 2020	A.19-04-015	April 22, 2019 – Application filed May 22, 2019 - Protests Due By June 3, 2019 - Prehearing Conference July 30, 2019 - Public Advocates/Intervenor testimony August 22, 2019 - Rebuttal testimony September 16, 2019 - Evidentiary Hearings TBD - Briefs

25

Exhibit I: Pacific Gas and Electric Company
Expected Timelines of Selected Regulatory Cases

Regulatory Case	Docket #	Key Dates
Locate and Mark OII	I.18-12-007	Dec 13, 2018 – President Picker issued order initiating investigation Jan 14, 2019 – PG&E submitted its 30 Day Report Mar 14, 2019 – PG&E submitted its 90 Day Report Mar 22, 2019 – SED filed motion to expand scope Apr 2, 2019 – PG&E filed response to SED's motion Apr 4, 2019 – Prehearing Conference May 2, 2019 – Settlement Conference
Safety Culture and Governance Order Instituting Investigation Phase 3	I.15-08-019	Dec 21, 2018 – President Picker issued ruling on next phase Jan 16, 2019 – PG&E submitted its initial response Feb 13, 2019 – Opening comments submitted Feb 28, 2019 – Reply Comments due Apr 15, 2019 – Workshop on Corporate Governance Apr 26, 2019 – Workshop on Corporate Structure
Transmission Owner Rate Case (TO18)	ER16-2320	Jul 29, 2016 – PG&E filed TO18 rate case seeking an annual revenue requirement for 2017 Sep 30, 2016 – FERC accepted TO18 making rates effective Mar 1, 2017 and establishing settlement process Oct 19, 2016 – FERC settlement conference Oct 30, 2016 – CPUC seeks rehearing of FERC's grant of 50 bp ROE adder for CAISO participation Feb 7-8, 2017 – FERC settlement conference Mar 16, 2017 – Parties reached impasse in settlement discussions Jan 2018 – Hearings Oct 1, 2018 – Initial decision issued Oct 31, 2018 – Brief on Exceptions (BOE) due Nov 20, 2018 – The reply to BOE due Q3 2019 – Final decision expected
Transmission Owner Rate Case (TO19)	ER17-2154	Jul 26, 2017 – PG&E filed TO19 rate case seeking an annual revenue requirement for 2018 Sep 28, 2017 – FERC accepted TO19 making rates effective Mar 1, 2018, and establishing settlement process Oct 2017 and May/July 2018 – FERC settlement conferences Sep 21, 2018 – Offer of Settlement filed with FERC with motion for interim rates Oct 9, 2018 – Chief ALJ granted motion for interim rates and authorized the implementation of the interim rates (Jul 1, 2018 for Wholesale and Jan 1, 2019 for retail) pending Commission action on settlement. Dec 20, 2018 – FERC approved the all-party settlement

26

Exhibit I: Pacific Gas and Electric Company
Expected Timelines of Selected Regulatory Cases

Regulatory Case	Docket #	Key Dates
Transmission Owner Rate Case (TO20)	ER19-13	Oct 1, 2018 – Application for TO20 filed Nov 30, 2018 – FERC accepted TO20 filing and set interim rates effective May 1, 2019
Wildfire Cost Recovery Criteria OIR	R.19-01-006	Feb 11, 2019 – Opening Comments filed Feb 20, 2019 – Prehearing Conference Feb 25, 2019 – Reply Comments filed Mar 29, 2019 – Scoping Memo Apr 5, 2019 – CPUC Staff Report Apr 10, 2019 – Workshop Apr 24, 2019 – Comments on staff proposal May 1, 2019 – Reply comments on staff proposal
Wildfire Mitigation Plan Order Instituting Rulemaking	R.18-10-007	Feb 6, 2019 – Wildfire Mitigation Plan Filed Feb 13, 2019 – Wildfire Mitigation Plans presentation workshop Week of Feb 25 – Technical workshops Feb 26, 2019 – Prehearing Conference Mar 13, 2019 – Intervenor comments Mar 22, 2019 – Utility reply comments Apr 29, 2019 – Proposed Decisions issued May 2019 – Final decision expected

Most of these regulatory cases are discussed in PG&E Corporation and Pacific Gas and Electric Company's combined Annual Report on Form 10-K for the year ended December 31, 2018.

27

APPENDIX 2 – OVERVIEW OF KEY REGULATORY CASES

2020 CPUC General Rate Case

- On December 13, 2018, PG&E filed its application for its 2020 General Rate Case requesting a ~$1.1B increase in revenue requirement over 2019 authorized.

($ billions)	2020	2021	2022
Revenue Requirement	~$9.6	~$10.0	~$10.5

- On March 8, 2019, the CPUC issued a Scoping Memo and Ruling setting the category, need for hearings, issues to be addressed, and schedule outlining steps towards a proposed decision by Q1 2020

- Assigned Commissioner: Picker
  Administrative Law Judge: Lirang, Lau

28

APPENDIX 2 – OVERVIEW OF KEY REGULATORY CASES

2019 CPUC Gas Transmission and Storage Rate Case

- On November 17, 2017, PG&E filed its 2019 Gas Transmission and Storage rate case. PG&E subsequently revised its request to reflect impacts from the Tax Cuts and Jobs Act as well as other forecast updates to a $184M increase over the 2018 authorized revenue requirement.

($ billions)	2019	2020	2021	2022
Revenue Requirement	~$1.48	~$1.59	~$1.69	~$1.68

- In June 2018, the Office of Ratepayer Advocates, now the California Public Advocates Office, proposed a 2019 revenue requirement increase of $85M, followed by increases of $94M in 2020, $121M in 2021, and $28M in 2022. On October 1, 2018, PG&E entered into a stipulation with the Public Advocates Office that, if approved, would extend the rate case cycle through 2022.

- We are currently awaiting a proposed decision from the assigned administrative law judge.

- Assigned Commissioner: Rechtschaffen
  Administrative Law Judge: Powell

29

APPENDIX 2 – OVERVIEW OF KEY REGULATORY CASES

FERC Transmission Owner Rate Case

TO18 (2017 Revenues)

- July 29, 2016 – Filed TO18 with FERC requesting $1.7 billion revenue requirement, an ROE (inclusive of 50 basis point adder) of 10.90%
- A final decision is expected in the second half of 2019

TO19 (2018 Revenues)

- On August 24, 2018 the Parties reached a settlement-in-principle on all issues tying the TO19 settlement RRQ to the final FERC decision in TO18 by applying a settlement factor of 98.85% to the final TO18 authorized RRQ
- On December 20, 2019, the FERC issued a letter approving the settlement, but rates will be subject to refund until resolution of TO18

TO20 (2019 Revenues)

- On October 1, 2018, PG&E filed its TO20 rate case, requesting both a conversion to formula rates, a revenue requirement of ~$1.96B and an ROE of 12.5% (inclusive of 50 basis point incentive adder)
- On November 30, 2018, the FERC accepted the filing and established interim rates effective May 1, 2019, and directed the parties to settlement procedures while holding hearings in abeyance

30

APPENDIX 2 – OVERVIEW OF KEY REGULATORY CASES

2020 Cost of Capital Filing

- On April 22, 2018, PG&E filed its application for its 2020 Cost of Capital, which would result in a $1.2 billion increase in its revenue requirement based on currently authorized rate base.

	2019 Currently Authorized			2020 Requested		
	Cost	Capital Structure	Weighted Cost	Cost	Capital Structure	Weighted Cost
Return on Common Equity	10.25%	52.0%	5.33%	16.0%	52.0%	8.32%
Preferred Stock	5.60%	1.0%	0.06%	5.52%	0.5%	0.03%
Long-Term Debt	4.89%	47.0%	2.30%	5.16%	47.5%	2.45%
Weighted Average Cost of Capital			7.69%			10.80%

- Protests are due on May 22, 2019, and a prehearing conference will be held by June 3

31